UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

October 31, 2012

Annual Repor  t

ClearBridge

Mid Cap Growth

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	ClearBridge Mid Cap Growth Fund

Fund objective

The Fund seeks long-term growth of capital.

Fund and subadviser name changes

Prior to January 1, 2013 the Fund was known as Legg Mason ClearBridge Mid Cap Growth Fund. On December 5, 2012, the name of the Fund’s subadviser changed from ClearBridge Advisors, LLC to ClearBridge Investments, LLC. There was no change in the Fund’s investment objective or strategy as a result of these name changes.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Mid Cap Growth Fund for the twelve-month reporting period ended October 31, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 30, 2012

ClearBridge Mid Cap Growth Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended October 31, 2012, albeit at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% in the fourth quarter of 2011. Economic growth in the U.S. then decelerated, as first quarter 2012 GDP growth was 2.0%. This was primarily due to less robust private inventory and non-residential fixed investments. The economy slowed further in the second quarter, as GDP growth was a tepid 1.3%. According to the Commerce Department’s second estimate, GDP growth then moved to 2.7% in the third quarter. The increase was partially due to increased private inventory and investment, higher federal government spending and a deceleration in imports.

The U.S. job market remained weak. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 8.9%. Unemployment then generally declined and was 8.1% in April 2012, the lowest rate since January 2009, but still high by historical standards. The unemployment rate then moved higher, reaching 8.3% in July, before falling to 7.8% in September and ending the reporting period at 7.9% in October. However, the recent moderation in unemployment was partially due to people leaving the workforce and an increase in part-time workers.

Meanwhile, the housing market brightened, as sales have started to improve of late and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales rose 2.1% on a seasonally adjusted basis in October 2012 versus the previous month and they were 10.9% higher than in October 2011. In addition, the NAR reported that the median existing-home price for all housing types was $178,600 in October 2012, up 11.1% from October 2011. This marked the eighth consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 1.4% in October, which represents a 5.4 month supply at the current sales pace. This represents the lowest inventory since February 2006.

The manufacturing sector overcame a soft patch that occurred in the summer of 2012 and improved toward the end of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, which represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October.

The Federal Reserve Board ("Fed")iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In September 2011, prior to the beginning of the reporting period, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep rates on hold, saying “economic conditions – including low rates of resource utilization and a subdued outlook for inflation over the medium run – are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” In June, the Fed announced that it would

IV	ClearBridge Mid Cap Growth Fund

Investment commentary (cont’d)

extend Operation Twist until the end of 2012. Finally, in September the Fed announced a third round of quantitative easing, which involves purchasing $40 billion each month of agency mortgage-backed securities on an open-end basis. In addition, the Fed said that Operation Twist would continue and that it will keep the federal funds rate on hold until at least mid-2015.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 30, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management's PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

ClearBridge Mid Cap Growth Fund 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term growth of capital. The Fund’s portfolio emphasizes mid-capitalization U.S. companies with what we believe to be attractive long-term growth potential. In conjunction with research resources at ClearBridge Investments, LLC (known as ClearBridge Advisors, LLC prior to December 5, 2012), the Fund’s subadviser, we take a flexible approach designed to identify companies with superior prospects for capital appreciation. In selecting individual companies for investment, some of the sought-after characteristics include:

•	Attractive valuations

•	Favorable growth and risk/reward profiles

•	Strong free cash flow and balance sheets

We use a concentrated bottom-up approach for the Fund. We focus on individual security selection rather than allow macroeconomic considerations to strongly influence sector weights or individual security selection. We also use portfolio risk controls, limiting individual stock exposure and imposing explicit sector limits.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of medium-capitalization companies or other investments with similar economic characteristics. The Fund may invest up to 20% of the value of its net assets in equity securities of companies that are not considered to be medium-capitalization companies. The Fund anticipates that it will normally invest in a relatively small number of stocks that have been selected for their long-term growth potential. The Fund invests in common stocks, but may invest in other types of equity securities. The Fund may invest up to 25% of its net assets in the securities of foreign issuers, either directly or through depositary receipts. The Fund may invest up to 20% of its net assets in debt securities, including debt securities of foreign issuers.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The reporting period began amid significant market volatility and weakness, stemming largely from uncertainty over the state of the European sovereign debt crisis and the failure of the U.S. Congressional “super committee” to produce a deficit reduction plan. However, the start of the new calendar year saw stocks rise significantly, with both the Dow Jones Industrial Average (“DJIA”)i and the S&P 500 Indexii making record advances in the first quarter of 2012. The key catalysts for the rise were the European Central Bank’s (“ECB”) introduction of the Long-Term Refinancing Operations (“LTRO”) in December 2011, which alleviated much of the concern about a potential European bank liquidity crisis and financial contagion, and modest improvement seen in U.S. economic data.

As the period progressed, both the domestic economic recovery and the bull market for equities managed to continue despite weaker corporate earnings guidance and slowing economic growth in both the U.S. and China. Increasingly, stock market performance was correlated with central bank activity, as additional policy easing actions taken by the ECB and the Federal Reserve Board (“Fed”)iii sparked impressive stock market gains. Over the summer and fall, uncertainty over the outcome of the U.S. Presidential election and fears of the “fiscal cliff” remained in the forefront, but were not enough to stop the market’s rise to multi-year highs through the end of the reporting period.

2	ClearBridge Mid Cap Growth Fund 2012 Annual Report

Fund overview (cont’d)

Q. How did we respond to these changing market conditions?

A. We selectively took advantage of the market’s volatility, while maintaining our strict fundamental-focused and research-driven bottom-up stock selection discipline. We looked to add to our existing positions where price weakness was, in our view, unrelated to company fundamentals, while simultaneously establishing new positions in stocks we believed were attractively valued. We trimmed a number of existing positions, for risk management purposes, that had grown beyond our designated allocation while we closed several positions entirely where the risk-reward relationship had changed and we felt we could better utilize the capital in other investment opportunities.

We also used equity options to control position sizes and generate incremental income for the Fund. Use of these options (primarily covered call writing) marginally contributed to total portfolio return for the period.

Performance review

For the twelve months ended October 31, 2012, Class A shares of ClearBridge Mid Cap Growth Fund, excluding sales charges, returned 17.42%. The Fund’s unmanaged benchmark, the Russell Midcap Growth Indexiv, returned 9.09% for the same period. The Lipper Mid-Cap Growth Funds Category Average1 returned 6.78% over the same time frame.

Performance Snapshot as of October 31, 2012 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Mid Cap Growth Fund:
Class A	-1.44%	17.42%
Class C	-1.88%	16.49%
Class I	-1.37%	17.67%
Russell Midcap Growth Index	-2.82%	9.09%
Lipper Mid-Cap Growth Funds Category Average[1]	-3.84%	6.78%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 29, 2012, the gross total annual operating expense ratios for Class A, Class C and Class I shares were 6.02%, 7.01% and 6.97%, respectively.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 407 funds for the six-month period and among the 396 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

ClearBridge Mid Cap Growth Fund 2012 Annual Report	3

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.40% for Class A shares, 2.15% for Class C shares and 1.15% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund produced positive returns in seven out of nine sectors in which it was invested during the period (among ten sectors in total), with the greatest contributions to returns coming from the Health Care, Consumer Discretionary and Financials sectors.

Relative to the benchmark, overall stock selection contributed to performance for the period. In particular, stock selection in the Consumer Discretionary, Materials, Financials, Health Care, Telecommun-ication Services (“Telecom”), Information Technology (“IT”) and Energy sectors helped relative performance for the period. In terms of sector allocation, an overweight to the Health Care sector and an underweight to the Consumer Staples sector also contributed to relative performance.

In terms of individual stocks, leading contributors to performance for the period included positions in Regeneron Pharmaceuticals Inc. and Onyx Pharmaceuticals Inc. both in the Health Care sector, Cymer Inc. in the IT sector, Solutia Inc. in the Materials sector and SBA Communications Corp. in the Telecom sector.

Q. What were the leading detractors from performance?

A. On an absolute basis, both the Energy and IT sectors had negative average returns for the period (although both sectors actually made marginal contributions to returns). Relative to the benchmark, overall sector allocation detracted from the Fund’s performance for the period. In particular, an overweight to the IT sector and underweights to the Materials and Consumer Discretionary sectors hurt relative performance. Stock selection in the Industrials sector also hurt relative performance for the period. The Fund’s cash (and cash equivalent) position also had a negative impact on performance relative to the benchmark.

On an individual stock basis, the leading detractors from performance for the period included holdings in Peabody Energy Corp. in the Energy sector, Accretive Health Inc. in the Health Care sector, VeriFone Systems Inc. and Check Point Software Technologies Ltd., both in the IT sector, as well as Joy Global Inc. in the Industrials sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were a number of Fund positions sold and bought over the course of the period. The largest additions to the Fund’s portfolio were Workday Inc. and FEI Co. in the IT sector, Moody’s Corp. in the Financials sector, Equifax Inc. in the Industrials sector and Agilent Technologies Inc. in the Health Care. The largest positions closed during the period were Taleo Corp. in the IT sector, MasTec Inc. and Parker-Hannifin

4	ClearBridge Mid Cap Growth Fund 2012 Annual Report

Fund overview (cont’d)

Corp. in the Industrials sector, Solutia Inc. in the Materials sector and Whiting Petroleum Corp. in the Energy sector.

Thank you for your investment in ClearBridge Mid Cap Growth Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Brian M. Angerame

Portfolio Manager

ClearBridge Investments, LLC

Derek J. Deutsch, CFA

Portfolio Manager

ClearBridge Investments, LLC

Aram E. Green

Portfolio Manager

ClearBridge Investments, LLC

Jeffrey J. Russell, CFA

Portfolio Manager

ClearBridge Investments, LLC

November 21, 2012

RISKS: The Fund invests in equity securities, which are subject to price fluctuation. Mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund tends to invest in a smaller number of stocks than do many mutual funds. As a result, changes in the value of individual stocks may have a significant impact on your investment. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2012 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of October 31, 2012 were: Ross Stores Inc. (3.4%), Workday Inc., Class A Shares (3.3%), Alexion Pharmaceuticals Inc. (3.0%), SBA Communications Corp., Class A Shares (3.0%), Cymer Inc. (3.0%), MSC Industrial Direct Co. Inc., Class A Shares (2.7%), Mednax Inc.(2.7%), IDEX Corp. (2.6%), Moody’s Corp. (2.5%), and Advance Auto Parts Inc. (2.5%). Please refer to pages 10 through 12 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2012 were: Information Technology (23.8%), Consumer Discretionary (19.3%), Health Care (18.1%), Industrials (13.1%) and Financials (9.7%). The Fund’s portfolio composition is subject to change at any time.

ClearBridge Mid Cap Growth Fund 2012 Annual Report	5

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Dow Jones Industrial Average ("DJIA") is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

6	ClearBridge Mid Cap Growth Fund 2012 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2012 and October 31, 2011 and does not include derivatives such as written options. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge Mid Cap Growth Fund 2012 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2012 and held for the six months ended October 31, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period [3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period [3]
Class A	-1.44%	$1,000.00	$985.60	1.40%	$6.99	Class A	5.00%	$1,000.00	$1,018.10	1.40%	$7.10
Class C	-1.88	1,000.00	981.20	2.15	10.71	Class C	5.00	1,000.00	1,014.33	2.15	10.89
Class I	-1.37	1,000.00	986.30	1.15	5.74	Class I	5.00	1,000.00	1,019.36	1.15	5.84

[1]	For the six months ended October 31, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

8	ClearBridge Mid Cap Growth Fund 2012 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I
Twelve Months Ended 10/31/12	17.42%	16.49%	17.67%
Inception* through 10/31/2012	17.63	16.71	17.90

With sales charges[2]	Class A	Class C	Class I
Twelve Months Ended 10/31/12	10.70%	15.49%	17.67%
Inception* through 10/31/12	14.47	16.71	17.90

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 8/31/10 through 10/31/12)	42.22%
Class C (Inception date of 8/31/10 through 10/31/12)	39.83
Class I (Inception date of 8/31/10 through 10/31/12)	42.93

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns, shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75% and Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, C and I shares is August 31, 2010.

ClearBridge Mid Cap Growth Fund 2012 Annual Report	9

Historical performance

Value of $10,000 invested in

Class A and C Shares of ClearBridge Mid Cap Growth Fund vs. Russell Midcap Growth Index† — August 2010 - October 2012

Value of $1,000,000 invested in

Class I Shares of ClearBridge Mid Cap Growth Fund vs. Russell Midcap Growth Index† — August 2010 - October 2012

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class I shares of ClearBridge Mid Cap Growth Fund on August 31, 2010 (inception date), assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2012. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities). The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

10	ClearBridge Mid Cap Growth Fund 2012 Annual Report

Schedule of investments

October 31, 2012

ClearBridge Mid Cap Growth Fund

Security	Shares	Value
Common Stocks — 99.1%
Consumer Discretionary — 19.3%
Hotels, Restaurants & Leisure — 3.8%
Bally Technologies Inc.	2,320	$115,814	*
Penn National Gaming Inc.	1,700	68,731	*
Total Hotels, Restaurants & Leisure		184,545
Specialty Retail — 15.5%
Advance Auto Parts Inc.	1,730	122,726
Bed Bath & Beyond Inc.	1,910	110,169	*
Hibbett Sports Inc.	2,010	108,520	*
Jos. A. Bank Clothiers Inc.	2,110	98,727	*
Ross Stores Inc.	2,720	165,784
Tractor Supply Co.	1,000	96,240
Urban Outfitters Inc.	1,550	55,428	*
Total Specialty Retail		757,594
Total Consumer Discretionary		942,139
Consumer Staples — 2.4%
Food & Staples Retailing — 2.4%
Casey’s General Stores Inc.	2,240	115,472
Energy — 7.4%
Energy Equipment & Services — 5.3%
Lufkin Industries Inc.	1,120	56,011
Oceaneering International Inc.	1,980	103,614
Oil States International Inc.	1,310	95,761	*
Total Energy Equipment & Services		255,386
Oil, Gas & Consumable Fuels — 2.1%
Pioneer Natural Resources Co.	980	103,537
Total Energy		358,923
Financials — 9.7%
Capital Markets — 3.3%
Affiliated Managers Group Inc.	790	99,935	*
Lazard Ltd., Class A	2,050	60,393
Total Capital Markets		160,328
Commercial Banks — 1.8%
Signature Bank	1,230	87,625	*
Diversified Financial Services — 2.5%
Moody’s Corp.	2,560	123,289
Real Estate Management & Development — 2.1%
Jones Lang LaSalle Inc.	1,290	100,285
Total Financials		471,527

See Notes to Financial Statements.

ClearBridge Mid Cap Growth Fund 2012 Annual Report	11

ClearBridge Mid Cap Growth Fund

Security	Shares	Value
Health Care — 18.1%
Biotechnology — 7.1%
Alexion Pharmaceuticals Inc.	1,640	$148,224	*
Onyx Pharmaceuticals Inc.	1,170	91,681	*
Regeneron Pharmaceuticals Inc.	750	106,725	*
Total Biotechnology		346,630
Health Care Providers & Services — 3.6%
Accretive Health Inc.	3,740	44,095	*
Mednax Inc.	1,880	129,682	*
Total Health Care Providers & Services		173,777
Life Sciences Tools & Services — 4.5%
Agilent Technologies Inc.	3,110	111,929
Mettler-Toledo International Inc.	620	105,009	*
Total Life Sciences Tools & Services		216,938
Pharmaceuticals — 2.9%
Auxilium Pharmaceuticals Inc.	3,060	62,669	*
Shire PLC, ADR	940	79,326
Total Pharmaceuticals		141,995
Total Health Care		879,340
Industrials — 13.1%
Electrical Equipment — 3.5%
EnerSys	2,050	70,684	*
Rockwell Automation Inc.	1,390	98,773
Total Electrical Equipment		169,457
Machinery — 4.6%
IDEX Corp.	3,020	128,441
Joy Global Inc.	1,520	94,924
Total Machinery		223,365
Professional Services — 2.3%
Equifax Inc.	2,260	113,090
Trading Companies & Distributors — 2.7%
MSC Industrial Direct Co. Inc., Class A Shares	1,740	129,804
Total Industrials		635,716
Information Technology — 23.8%
Communications Equipment — 1.9%
F5 Networks Inc.	1,100	90,728	*
Electronic Equipment, Instruments & Components — 2.1%
FEI Co.	1,890	104,045
Internet Software & Services — 2.9%
Mercadolibre Inc.	1,100	92,367

See Notes to Financial Statements.

12	ClearBridge Mid Cap Growth Fund 2012 Annual Report

Schedule of investments (cont’d)

October 31, 2012

ClearBridge Mid Cap Growth Fund

Security			Shares	Value
Internet Software & Services — continued
Monster Worldwide Inc.			7,710	$47,956	*
Total Internet Software & Services				140,323
IT Services — 1.4%
VeriFone Systems Inc.			2,270	67,283	*
Semiconductors & Semiconductor Equipment — 4.5%
Cymer Inc.			1,820	145,036	*
LSI Corp.			10,790	73,911	*
Total Semiconductors & Semiconductor Equipment				218,947
Software — 11.0%
Amdocs Ltd.			2,690	88,958
Check Point Software Technologies Ltd.			2,100	93,513	*
Citrix Systems Inc.			1,860	114,967	*
Fortinet Inc.			4,050	78,449	*
Workday Inc., Class A Shares			3,297	159,904	*
Total Software				535,791
Total Information Technology				1,157,117
Materials — 2.3%
Chemicals — 2.3%
Rockwood Holdings Inc.			2,500	114,750
Telecommunication Services — 3.0%
Wireless Telecommunication Services — 3.0%
SBA Communications Corp., Class A Shares			2,200	146,586	*
Total Investments before Short-Term Investments (Cost — $3,966,594)				4,821,570

	Rate	Maturity Date	Face Amount
Short-Term Investments — 1.4%
Repurchase Agreements — 1.4%
Interest in $175,000,000 joint tri-party repurchase agreement dated 10/31/12 with RBS Securities Inc.; Proceeds at maturity — $68,000; (Fully collateralized by U.S. government agency obligations, 0.000% due 1/18/13; Market value — $69,360) (Cost — $68,000)	0.230%	11/1/12	$68,000	68,000
Total Investments — 100.5% (Cost — $4,034,594#)				4,889,570
Liabilities in Excess of Other Assets — (0.5)%				(24,421)
Total Net Assets — 100.0%				$4,865,149

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $4,040,438.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

ClearBridge Mid Cap Growth Fund 2012 Annual Report	13

Statement of assets and liabilities

October 31, 2012

Assets:
Investments, at value (Cost — $4,034,594)	$4,889,570
Cash	48
Receivable from investment manager	6,205
Dividends receivable	370
Receivable for Fund shares sold	30
Prepaid expenses	32,585
Total Assets	4,928,808

Liabilities:
Service and/or distribution fees payable	911
Accrued expenses	62,748
Total Liabilities	63,659
Total Net Assets	$4,865,149

Net Assets:
Par value (Note 7)	$3
Paid-in capital in excess of par value	3,850,439
Accumulated net investment loss	(11,627)
Accumulated net realized gain on investments and written options	171,358
Net unrealized appreciation on investments	854,976
Total Net Assets	$4,865,149

Shares Outstanding:
Class A	201,297
Class C	14,492
Class I	79,901

Net Asset Value:
Class A (and redemption price)	$16.45
Class C*	$16.18
Class I (and redemption price)	$16.52
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$17.45

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

14	ClearBridge Mid Cap Growth Fund 2012 Annual Report

Statement of operations

For the Year Ended October 31, 2012

Investment Income:
Dividends	$18,011
Interest	203
Total Investment Income	18,214

Expenses:
Registration fees	47,522
Investment management fee (Note 2)	34,038
Shareholder reports	17,123
Transfer agent fees (Note 5)	10,552
Service and/or distribution fees (Notes 2 and 5)	10,183
Legal fees	8,266
Audit and tax	5,357
Custody fees	651
Insurance	430
Fund accounting fees	401
Trustees’ fees	325
Miscellaneous expenses	3,974
Total Expenses	138,822
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(79,711)
Net Expenses	59,111
Net Investment Loss	(40,897)

Realized and Unrealized Gain on Investments and Written Options (Notes 1, 3 and 4):
Net Realized Gain from:
Investment transactions	207,213
Written options	3,075
Net Realized Gain	210,288
Change in Net Unrealized Appreciation (Depreciation) from Investments	471,097
Net Gain on Investments and Written Options	681,385
Increase in Net Assets from Operations	$640,488

See Notes to Financial Statements.

ClearBridge Mid Cap Growth Fund 2012 Annual Report	15

Statements of changes in net assets

For the Years Ended October 31,	2012	2011

Operations:
Net investment loss	$(40,897)	$(33,500)
Net realized gain	210,288	134,937
Change in net unrealized appreciation (depreciation)	471,097	128,562
Increase in Net Assets From Operations	640,488	229,999

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	—	(2,272)
Net realized gains	(122,558)	(4,939)
Decrease in Net Assets From Distributions to Shareholders	(122,558)	(7,211)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	778,042	615,337
Reinvestment of distributions	113,102	44
Cost of shares repurchased	(88,246)	(58,644)
Increase in Net Assets From Fund Share Transactions	802,898	556,737
Increase in Net Assets	1,320,828	779,525

Net Assets:
Beginning of year	3,544,321	2,764,796
End of year*	$4,865,149	$3,544,321
* Includes accumulated net investment loss of:	$(11,627)	$(9,634)

See Notes to Financial Statements.

16	ClearBridge Mid Cap Growth Fund 2012 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2012	2011	2010[2]

Net asset value, beginning of year	$14.50	$13.23	$12.00

Income (loss) from operations:
Net investment loss	(0.15)	(0.14)	(0.02)
Net realized and unrealized gain	2.60	1.44	1.25
Total income from operations	2.45	1.30	1.23

Less distributions from:
Net investment income	—	(0.01)	—
Net realized gains	(0.50)	(0.02)	—
Total distributions	(0.50)	(0.03)	—

Net asset value, end of year	$16.45	$14.50	$13.23
Total return[3]	17.42%	9.86%	10.25%

Net assets, end of year (000s)	$3,310	$2,785	$2,545

Ratios to average net assets:
Gross expenses	3.41%	8.93%	16.50%[4]
Net expenses[5,6,7]	1.40	1.40	1.40 [4]
Net investment loss	(0.98)	(0.99)	(0.85) [4]

Portfolio turnover rate	30%	47%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 31, 2010 (inception date) to October 31, 2010.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

ClearBridge Mid Cap Growth Fund 2012 Annual Report	17

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2012	2011	2010[2]

Net asset value, beginning of year	$14.38	$13.21	$12.00

Income (loss) from operations:
Net investment loss	(0.27)	(0.26)	(0.03)
Net realized and unrealized gain	2.57	1.45	1.24
Total income from operations	2.30	1.19	1.21

Less distributions from:
Net realized gains	(0.50)	(0.02)	—
Total distributions	(0.50)	(0.02)	—

Net asset value, end of year	$16.18	$14.38	$13.21
Total return[3]	16.49%	9.04%	10.08%

Net assets, end of year (000s)	$235	$193	$110

Ratios to average net assets:
Gross expenses	4.12%	9.82%	17.39%[4]
Net expenses[5,6,7]	2.15	2.15	2.15 [4]
Net investment loss	(1.72)	(1.76)	(1.60) [4]

Portfolio turnover rate	30%	47%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 31, 2010 (inception date) to October 31, 2010.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

18	ClearBridge Mid Cap Growth Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2012	2011	2010[2]

Net asset value, beginning of year	$14.53	$13.23	$12.00

Income (loss) from operations:
Net investment loss	(0.11)	(0.12)	(0.01)
Net realized and unrealized gain	2.60	1.46	1.24
Total income from operations	2.49	1.34	1.23

Less distributions from:
Net investment income	—	(0.02)	—
Net realized gains	(0.50)	(0.02)	—
Total distributions	(0.50)	(0.04)	—

Net asset value, end of year	$16.52	$14.53	$13.23
Total return[3]	17.67%	10.18%	10.25%

Net assets, end of year (000s)	$1,320	$566	$110

Ratios to average net assets:
Gross expenses	2.54%	9.37%	16.39%[4]
Net expenses[5,6,7]	1.15	1.15	1.15 [4]
Net investment loss	(0.71)	(0.81)	(0.60) [4]

Portfolio turnover rate	30%	47%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 31, 2010 (inception date) to October 31, 2010.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

ClearBridge Mid Cap Growth Fund 2012 Annual Report	19

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason ClearBridge Mid Cap Growth Fund (effective January 1, 2013, the Fund will be known as ClearBridge Mid Cap Growth Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee,

20	ClearBridge Mid Cap Growth Fund 2012 Annual Report

Notes to financial statements (cont’d)

among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

ClearBridge Mid Cap Growth Fund 2012 Annual Report	21

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$4,821,570	—	—	$4,821,570
Short-term investments†	—	$68,000	—	68,000
Total investments	$4,821,570	$68,000	—	$4,889,570

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

22	ClearBridge Mid Cap Growth Fund 2012 Annual Report

Notes to financial statements (cont’d)

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

ClearBridge Mid Cap Growth Fund 2012 Annual Report	23

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Net Realized Gain
(a)	$38,904	$(38,904)

(a)	Reclassifications are primarily due to a tax net operating loss which offsets short-term capital gains for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (formerly ClearBridge Advisors, LLC) (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, ClearBridge, and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.800%
Next $1 billion	0.775
Next $3 billion	0.750
Next $5 billion	0.725
Over $10 billion	0.700

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C and Class I shares did not exceed 1.40%, 2.15% and 1.15%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

24	ClearBridge Mid Cap Growth Fund 2012 Annual Report

Notes to financial statements (cont’d)

During the year ended October 31, 2012, fees waived and/or expenses reimbursed amounted to $79,711.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2012, LMIS and its affiliates received sales charges of $140 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2012, CDSCs paid to LMIS and its affiliates were $57 for Class C Shares.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of October 31, 2012, Legg Mason and its affiliates owned 73% of the Fund.

3. Investments

During the year ended October 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,841,290
Sales	1,251,957

At October 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,093,435
Gross unrealized depreciation	(244,303)
Net unrealized appreciation	$849,132

ClearBridge Mid Cap Growth Fund 2012 Annual Report	25

During the year ended October 31, 2012, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of October 31, 2011	—	—
Options written	20	$3,075
Options closed	—	—
Options exercised	—	—
Options expired	(20)	(3,075)
Written options, outstanding as of October 31, 2012	—	—

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

At October 31, 2012, the Fund did not have any derivative instruments outstanding.

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2012. The table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Written options	$3,075

During the year ended October 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options†	$135

†	At October 31, 2012 there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan, the Fund pays a service fee with respect to its Class A and C shares calculated at the annual rate of 0.25% average daily net assets of each respective class. The Fund also pays a distribution dee with respect to its Class C shares calculated at the annual rate of 0.75% of the average daily net assets of Class C shares. Service and distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$7,799	$7,008
Class C	2,384	700
Class I	—	2,844
Total	$10,183	$10,552

26	ClearBridge Mid Cap Growth Fund 2012 Annual Report

Notes to financial statements (cont’d)

For the year ended October 31, 2012, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$62,552
Class C	4,698
Class I	12,461
Total	$79,711

6. Distributions to shareholders by class

	Year Ended October 31, 2012	Year Ended October 31, 2011
Net Investment Income:
Class A	—	$2,084
Class C	—	—
Class I	—	188
Total	—	$2,272

Net Realized Gains:
Class A	$96,310	$4,526
Class C	6,730	217
Class I	19,518	196
Total	$122,558	$4,939

7. Shares of beneficial interest

At October 31, 2012, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,427	$39,270	2,646	$41,090
Shares issued on reinvestment	6,726	96,310	2	23
Shares repurchased	—	—	(2,835)	(44,012)
Net increase (decrease)	9,153	$135,580	(187)	$(2,899)

Class C
Shares sold	2,767	$44,525	5,233	$78,282
Shares issued on reinvestment	475	6,730	1	21
Shares repurchased	(2,177)	(34,498)	(140)	(1,888)
Net increase	1,065	$16,757	5,094	$76,415

ClearBridge Mid Cap Growth Fund 2012 Annual Report	27

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Amount	Shares	Amount
Class I
Shares sold	43,570	$694,247	31,430	$495,965
Shares issued on reinvestment	701	10,062	—	—
Shares repurchased	(3,309)	(53,748)	(824)	(12,744)
Net increase	40,962	$650,561	30,606	$483,221

8. Income tax information and distribution to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Short-Term Capital Gains	Long-Term Capital Gains
12/12/2012 12/13/2012	$0.24069	$0.31924

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2012	2011
Distributions Paid From:
Ordinary income	$105,234	$7,211
Net long-term capital gains	17,324	—
Total taxable distributions	$122,558	$7,211

As of October 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$76,172
Undistributed long-term capital gains — net	101,030
Total undistributed earnings	$177,202
Other book/tax temporary differences(a)	(11,627)
Unrealized appreciation (depreciation)(b)	849,132
Total accumulated earnings (losses) — net	$1,014,707

(a)	Other book/tax temporary differences are attributable primarily to the book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

28	ClearBridge Mid Cap Growth Fund 2012 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason ClearBridge Mid Cap Growth Fund, a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from August 31, 2010 (inception date) to October 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason ClearBridge Mid Cap Growth Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from August 31, 2010 (inception date) to October 31, 2010, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 18, 2012

ClearBridge Mid Cap Growth Fund	29

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Mid Cap Growth Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, 49th Floor, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

30	ClearBridge Mid Cap Growth Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

ClearBridge Mid Cap Growth Fund	31

Independent Trustees cont’d
John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)
Jerry A. Viscione
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

32	ClearBridge Mid Cap Growth Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 157 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Trustee	157
Other board memberships held by Trustee during past five years	None
Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

ClearBridge Mid Cap Growth Fund	33

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM (since 2002)
Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

34	ClearBridge Mid Cap Growth Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

ClearBridge Mid Cap Growth Fund	35

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2012:

Record date:	12/8/2011
Payable date:	12/9/2011
Ordinary income:
Qualified dividend income for individuals	7.87%
Dividends qualifying for the dividends
received deduction for corporations	7.87%
Long-term capital gain dividend	$0.070850

Please retain this information for your records.

ClearBridge

Mid Cap Growth Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken Chairman

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

ClearBridge Mid Cap Growth Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Mid Cap Growth Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Mid Cap Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013051 12/12 SR12-1799

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2011 and October 31, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $325,225 in 2011 and $1,215,710 in 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $8,000 in 2011 and $11,000 in 2012. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $60,550 in 2011 and $65,500 in 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2011 and 2012; Tax Fees were 100% and 100% for 2011 and 2012; and Other Fees were 100% and 100% for 2011 and 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2012.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	December 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	December 27, 2012

By:	/S/ RICHARD F. SENNETT
(Richard F. Sennett)
Principal Financial Officer of
Legg Mason Partners Equity Trust

Date:	December 27, 2012